Exhibit 10.47

THIRD AMENDMENT
TO CERTAIN OPERATIVE AGREEMENTS

THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of September 12, 2002 (this "Amendment") is by and among the parties to the Participation Agreement (hereinafter defined) from time to time as the lessees and as the construction agents (subject to the definition of Lessee and Construction Agent in Appendix A to the Participation Agreement, individually a "Lessee" or a "Construction Agent" and collectively the "Lessees" or the "Construction Agents"); PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation, as the guarantor ("Guarantor"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION (as successor to First Union National Bank), a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

W I T N E S S E T H:

WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of June 9, 2000, as amended by that certain First Amendment to Certain Operative Agreements dated as of December 7, 2000, as further amended by that certain Second Amendment to Certain Operative Agreements and Consent dated as of April 27, 2001 (as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

WHEREAS, the parties to this Amendment desire to amend certain certificates previously delivered pursuant to Section 5.5 of the Participation Agreement to allow for additional limited Advances.

WHEREAS, the parties to this Amendment desire to extend the Construction Period Termination Date.

WHEREAS, the parties to this Amendment desire to reduce the aggregate size of the lease facility evidenced by the Operative Agreements from $60,000,000.00 to $24,200,579.49.

WHEREAS, the parties to this Amendment desire to amend the Operative Agreements in order to effect the changes described in the prior recitals and to make other modifications to the Operative Agreements.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

PART 1

AMENDMENTS TO THE PARTICIPATION AGREEMENT

1.1 Section 5.4 of the Participation Agreement is amended to add the following phrase at the beginning of such Section 5.4:

"Subject to Section 5.12 of this Agreement,"

1.2 A new Section 5.12 is added to the Participation Agreement as follows:

"5.12. Limited Permission to Amend Completion Certificates and Obtain Additional Advances for Properties Previously Determined to be Complete.

Notwithstanding any provision to the contrary herein or in any other Operative Agreement and notwithstanding any final delivery of a certificate pursuant to Section 5.5 with respect to any Property, the Lessee may on or prior to October 14, 2002 obtain Advances for each such Property for the limited purpose of paying Transactions Expenses or reimbursing the Lessee for the payment of Transaction Expenses; provided, prior to the funding of any such Advance (a) the Lessee must satisfy the relevant conditions precedent set forth in the Operative Agreements for Construction Advances and must also satisfy any other conditions precedent reasonably imposed by the Agent at such time (including without the limitation the issuance of new title insurance endorsements and the modification of any Mortgage Instruments) and (b) the Lessee must provide an amended certificate (in form and substance reasonably satisfactory to the Agent) for such Property pursuant to Section 5.5 adding the amount of such Advance to the Property Cost. At all times, each Property for which any such Advance is sought shall continue to be construed as a Property for which Completion has occurred and shall not be construed as a Construction Period Property."

1.3 The definition of "Construction Period Termination Date" in Appendix A to the Participation Agreement is amended and restated in its entirety to read as follows:

" "Construction Period Termination Date" shall mean (a) the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement or (ii) December 31, 2003 or (b) such later date as shall be agreed to by the Majority Secured Parties."

1.4 The following defined terms are added in the appropriate alphabetical order to Appendix A to the Participation Agreement:

" "PFG 1997 Agent" shall mean the Agent (as such term is defined in the PFG 1997 Participation Agreement)."

" "PFG 1997 Lease Financing" shall mean the financing transaction made available to PFG pursuant to the (a) PFG 1997 Participation Agreement and (b) the other Operative Agreements (as such term is defined in the PFG 1997 Participation Agreement)."

" "PFG 1997 Lessee" shall mean the Lessee (as such term is defined in the PFG 1997 Participation Agreement)."

" "PFG 1997 Owner Trustee" shall mean the Owner Trustee (as such term is defined in the PFG 1997 Participation Agreement)."

" "PFG 1997 Participation Agreement" shall mean the Participation Agreement dated as of August 29, 1997 (as amended, restated, supplemented or otherwise modified from time to time, among PFG, as construction agent and lessee thereunder; Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), as Owner Trustee under the PFG Real Estate Trust 1997-1; the various banks and other lending institutions which are parties thereto from time to time, as holders thereunder; the various banks and other lending institutions which are parties thereto from time to time, as lenders thereunder; and Wachovia Bank, National Association (as successor to First Union National Bank), as the agent for such lenders, and respecting the security documents thereunder as the agent for such lenders and such holders to the extent of their interest."

" "Third Amendment Closing Date" shall mean September 12, 2002."

PART 2

AMENDMENTS TO THE CREDIT AGREEMENT

2.1 Schedule 2.1 of the Credit Agreement is amended and restated to read as set forth in Exhibit A.

PART 3

AMENDMENTS TO THE TRUST AGREEMENT

3.1 Schedule I of the Trust Agreement is amended and restated to read as set forth in Exhibit B.

PART 4
AMENDMENTS TO THE SECURITY AGREEMENT

4.1 Section 24 of the Security Agreement is amended by adding the following phrase at the beginning of the first paragraph of such Section 24:

"Subject to the second paragraph of this Section 24,"

4.2 Section 24 of the Security Agreement is amended by adding the following paragraph at the end of such Section 24:

"NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 24 OR ANY OTHER PROVISION OF ANY OPERATIVE AGREEMENT, NO LESSEE HAS GRANTED, AND NO LESSEE SHALL BE DEEMED TO HAVE GRANTED, ANY SECURITY INTEREST IN ANY INVENTORY OR RECEIVABLE EXCEPT FOR inventory and/or receivables which have been conveyed or transferred to the Borrower or which have been acquired with Advances. In addition, EACH LESSEE covenants that it has not, and that IT shall not at any time, use any Advance to acquire or finance any inventory and/or receivable for itself, as a part of the Trust Property or otherwise. THE AGENT ACKNOWLEDGES ITS OBLIGATIONS PURSUANT TO SECTION 12.11 OF THE PARTICIPATION AGREEMENT WITH RESPECT TO THE PRIOR SENTENCE."

PART 5

MISCELLANEOUS

5.1 This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent;

(b) receipt by the Agent of a certificate of a secretary or an assistant secretary of each Credit Party (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by such Credit Party's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and certifying as to the incumbency of the officer of the Credit Party executing this Amendment;

(c) receipt by the Agent of an officer's certificate of the Lessee certifying that no Default or Event of Default shall have occurred and be continuing and certifying that the representations and warranties of each Credit Party set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time);

(d) receipt by the PFG 1997 Agent of all amounts due and owing by the PFG 1997 Lessee and/or the PFG 1997 Owner Trustee in connection with the PFG 1997 Lease Financing; and

(e) receipt by the appropriate parties of the fees and expenses incurred by the Agent or otherwise incurred by Wachovia Bank, National Association (as successor to First Union National Bank) (including without limitation legal fees and expenses) in connection with (i) the negotiation, preparation, execution and delivery of this Amendment, (ii) the transactions contemplated herein, (iii) any of the other Operative Agreements and/or (iv) other transactions intended for the Guarantor and/or its Affiliates.

5.2 Upon satisfaction of the conditions precedent described in Section 5.1, (a) the amendment of the definition of "Construction Period Termination Date" set forth in Section 1.3 shall be effective as of June 7, 2002, and (b) the balance of this Amendment shall be effective as of the date such conditions precedent are in fact satisfied.

5.3 Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

5.4 The Credit Parties agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

5.5 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

5.6 This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PERFORMANCE FOOD GROUP COMPANY, as a Construction Agent and as a Lessee

By:

Name:

Title:

CARROLL COUNTY FOODS, INC. (as successor to CCF Acquisition, Inc.), as a Construction Agent and as a Lessee

By:

Name:

Title:

HALE BROTHERS SUMMIT, INC., as a Construction Agent and as a Lessee

By:

Name:

Title:

VIRGINIA FOODSERVICE GROUP, INC., as a Construction Agent and as a Lessee

By:

Name:

Title:

[signature pages continued]

PERFORMANCE FOOD GROUP COMPANY, as the Guarantor

By:

Name:

Title:

[signature pages continued]

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1

By:

Name:

Title:

[signature pages continued]

WACHOVIA BANK, NATIONAL ASSOCIATION (as successor to First Union National Bank), as a Lender, as a Holder and as the Agent

By:

Name:

Title:

[signature pages continued]

BANK ONE, NA, as a Lender

(Main Office Chicago)

By:

Name:

Title:

[signature pages continued]

SUNTRUST BANK, as a Lender and as a Holder

By:

Name:

Title:

[signature pages end]

Exhibit A

Schedule 2.1

Tranche A Tranche B

Commitment Commitment

Name and Address of Lenders Amount/Percentage Amount/Percentage

Wachovia Bank, National Association $6,897,165.15 37.01% $4,840,115.90 100%

(as successor to First Union National Bank)

c/o Wachovia Securities, Inc.

301 South College Street, TW-17

Charlotte, North Carolina 28288-0174

Attention: Van Jones

Telephone: (704) 383-6787

Telecopy: (704) 383-8108

Bank One, NA $6,050,144.87 32.47% $0 0%

153 West 51st Street, 6th Floor

New York, New York 10019

Attention: Andrea S. Kantor

Telephone: (212) 373-1023

Telecopy: (212) 373-1180

SunTrust Bank $5,687,136.18 30.52% $0 0%

919 East Main Street

Richmond, Virginia 23219

Attention: Gray Key

Telephone: (804) 782-5237

Telecopy: (804) 782-5413

TOTAL $18,634,446.21 100% $4,840,115.90 100%

The Commitment of each Lender shall be subject to change in accordance with the provisions of the Operative Agreements.

Exhibit B

SCHEDULE I

HOLDER COMMITMENTS

Name of Holder	Holder Commitment Amount/Percentage

Wachovia Bank, National Association

(as successor to First Union National Bank)

c/o Wachovia Securities, Inc.

301 South College Street, TW-17

Charlotte, North Carolina 28288-0174

Attention: Van Jones

Telephone: (704) 383-6787

Telecopy: (704) 383-8108

$363,008.69 50%
SunTrust Bank 919 East Main Street Richmond, Virginia 23219 Attention: Gray Key Telephone: (804) 782-5237 Telecopy: (804) 782-5413	$363,008.69 50%

TOTAL	$726,017.38 100%

The Holder Commitment of each Holder shall be subject to change in accordance with the provisions of the Operative Agreements.